UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On June 9, 2016, Bunge Finance Europe B.V. (“BFE”), a 100%-owned finance subsidiary of Bunge Limited, completed the sale and issuance (the “Offering”) of €600 million aggregate principal amount of 1.850% Senior Notes due 2023 (the “Senior Notes”), guaranteed by Bunge Limited, pursuant to an underwriting agreement entered into with each of the several underwriters named in Schedule I thereto, dated June 9, 2016.  The Senior Notes were issued pursuant to an indenture, dated June 16, 2016 (the “Indenture”), by and among BFE, Bunge Limited and U.S. Bank National Association, as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-211218) (the “Registration Statement”) filed by Bunge Limited and BFE with the Securities and Exchange Commission.  The net proceeds of the offering were approximately €595 million after deducting underwriting commissions and estimated offering expenses.  We intend to use the net proceeds from this offering for general corporate purposes, including, but not limited to, the repayment of outstanding indebtedness, which may include indebtedness under our revolving credit facilities.

The Underwriting Agreement, the Indenture and the opinion relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and each is incorporated by reference into this Report and the Registration Statement.

Bunge issued a press release announcing the pricing of the Offering on June 9, 2016.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2016, among Bunge Limited Finance Corp., Bunge Limited, and each of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated June 16, 2016, by and among Bunge Finance Europe B.V., Bunge Limited and U.S. Bank National Association. (including the form of Senior Note).

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Finance Europe B.V. and the related Guarantee by Bunge Limited.

99.1	Press Release Announcing the Pricing of the Senior Notes, dated June 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2016

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
		Name:	Carla L. Heiss
		Title:	Deputy General Counsel, Chief Compliance Officer and Secretary

EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2016, among Bunge Limited Finance Corp., Bunge Limited, and each of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated June 16, 2016, by and among Bunge Finance Europe B.V., Bunge Limited and U.S. Bank National Association. (including the form of Senior Note).

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Finance Europe B.V. and the related Guarantee by Bunge Limited.

99.1	Press Release Announcing the Pricing of the Senior Notes, dated June 9, 2016.